UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2017

HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive, Marlborough, MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2017, the Company’s stockholders approved an amendment to the Company’s Bylaws, effective immediately, which provides that in uncontested elections, directors shall be elected by a majority of the votes cast. The Bylaws previously provided for the election of directors by a plurality of the votes cast.

The above description of the amendment to the Company’s Bylaws is qualified in its entirety by reference to the Company’s Sixth Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on March 8, 2017. Of the 279,243,945 shares outstanding and entitled to vote, 247,059,516 shares were represented at the meeting, constituting a quorum of 88.47%.

All nominees were elected to the Board for a one-year term.

In addition to electing directors, the stockholders:

•	provided advisory approval of the Company’s executive compensation (“say-on-pay”);

•	provided advisory approval of an annual say-on-pay vote;

•	approved the amendment to the Company’s Bylaws to provide for majority voting in uncontested elections of directors; and

•	ratified the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017.

The results of the votes for each of these proposals were as follows:

Proposal 1.     Election of Directors

Nominees	For	Withhold	Broker Non-Votes
Christopher J. Coughlin	226,414,029	4,260,848	16,384,639
Sally W. Crawford	226,277,301	4,397,576	16,384,639
Scott T. Garrett	228,196,297	2,478,580	16,384,639
Lawrence M. Levy	227,607,240	3,067,637	16,384,639
Stephen P. MacMillan	223,629,659	7,045,218	16,384,639
Christiana Stamoulis	226,813,673	3,861,204	16,384,639
Elaine S. Ullian	226,589,549	4,085,328	16,384,639
Amy M. Wendell	227,203,912	3,470,965	16,384,639

Proposal 2.     Advisory approval of the Company’s executive compensation

For:	Against:	Abstain:	Broker Non-Votes:
220,151,530	9,167,205	1,356,142	16,384,639

Proposal 3.	Advisory approval of the frequency of future advisory votes to approve executive compensation

One Year:	Two Years:	Three Years:	Abstain:	Broker Non-Votes:
209,822,863	119,964	20,249,475	482,575	16,384,639

In light of these voting results and other factors considered by the Board, the Board has determined that the Company will include a stockholder vote on the compensation of executives in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of executives.

Proposal 4.	Amendment to the Company’s Bylaws to implement majority voting in uncontested elections of directors

For:	Against:	Abstain:	Broker Non-Votes:
229,951,239	243,911	479,727	16,384,639

Proposal 5.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending September 30, 2017

For:	Against:	Abstain:
239,621,838	6,913,300	524,378

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Sixth Amended and Restated Bylaws of Hologic, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2017	HOLOGIC, INC.

	By:	/s/ John M. Griffin
John M. Griffin
General Counsel

EXHIBIT INDEX

Exhibit No.    Exhibit Name_______________________________________________

3.1	Sixth Amended and Restated Bylaws of Hologic, Inc.